UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 1, 2004

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

We are voluntarily filing copies of the form of award documents under certain of the Company’s compensation plans, all previously approved by shareholders, and employee benefit plans, as exhibits hereto. All of the plans to which these exhibits relate have been filed as exhibits to our Annual Report on Form 10-K.

Item 9.01    Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number	Description of Exhibits

10.1	Form of Notice of Grant of Stock Options and Option Agreement and Form of Incentive Stock Option Agreement under the Emerson Electric Co. 1998 Stock Option Plan (plan approved by shareholders on February 3, 1998)

10.2	Form of Notice of Grant of Stock Options and Option Agreement and Form of Nonqualified Stock Option Agreement under the Emerson Electric Co. 1998 Stock Option Plan (plan approved by shareholders on February 3, 1998)

10.3	Form of Notice of Grant of Stock Options and Option Agreement and Form of Incentive Stock Option Agreement under the Emerson Electric Co. 2001 Stock Option Plan (plan approved by shareholders on February 5, 2002)

10.4	Form of Notice of Grant of Stock Options and Option Agreement and Form of Nonqualified Stock Option Agreement under the Emerson Electric Co. 2001 Stock Option Plan (plan approved by shareholders on February 5, 2002)

10.5	Form of Performance Share Award Certificate and Form of Acceptance of Award and Change of Control Election under the Emerson Electric Co. 1997 Incentive Shares Plan (plan approved by shareholders on February 4, 1997)

10.6	Form of Restricted Shares Award Agreement under the Emerson Electric Co. 1997 Incentive Shares Plan (plan approved by shareholders on February 4, 1997)

10.7	Form of Deferral and Change of Control Election under the Emerson Electric Co. Annual Incentive Plan (plan approved by shareholders on February 1, 2000)

10.8	Form of Participation Agreement and Form of Annual Election under the Emerson Electric Co. Supplemental Executive Savings Investment Plan

10.9	Form of Change of Control Election under the Emerson Electric Co. Supplemental Executive Retirement Plan

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: October 1, 2004	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Form of Notice of Grant of Stock Options and Option Agreement and Form of Incentive Stock Option Agreement under the Emerson Electric Co. 1998 Stock Option Plan (plan approved by shareholders on February 3, 1998)

10.2	Form of Notice of Grant of Stock Options and Option Agreement and Form of Nonqualified Stock Option Agreement under the Emerson Electric Co. 1998 Stock Option Plan (plan approved by shareholders on February 3, 1998)

10.3	Form of Notice of Grant of Stock Options and Option Agreement and Form of Incentive Stock Option Agreement under the Emerson Electric Co. 2001 Stock Option Plan (plan approved by shareholders on February 5, 2002)

10.4	Form of Notice of Grant of Stock Options and Option Agreement and Form of Nonqualified Stock Option Agreement under the Emerson Electric Co. 2001 Stock Option Plan (plan approved by shareholders on February 5, 2002)

10.5	Form of Performance Share Award Certificate and Form of Acceptance of Award and Change of Control Election under the Emerson Electric Co. 1997 Incentive Shares Plan (plan approved by shareholders on February 4, 1997)

10.6	Form of Restricted Shares Award Agreement under the Emerson Electric Co. 1997 Incentive Shares Plan (plan approved by shareholders on February 4, 1997)

10.7	Form of Deferral and Change of Control Election under the Emerson Electric Co. Annual Incentive Plan (plan approved by shareholders on February 1, 2000)

10.8	Form of Participation Agreement and Form of Annual Election under the Emerson Electric Co. Supplemental Executive Savings Investment Plan

10.9	Form of Change of Control Election under the Emerson Electric Co. Supplemental Executive Retirement Plan

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